Exhibit 24.01


                                POWER OF ATTORNEY



                KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Alfred J. Roach, Timothy J. Roach and Virginia M. Hall and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") covering 200,000 shares of Common Stock, par value $.01 per share ("Common Stock"), of TII Industries, Inc. (the "Company") which may be issued by the Company in connection with the Company's 1994 Non-Employee Director Stock Option Plan and any and all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that the undersigned's said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


November 30, 1995

                                                            /s/ Alfred J. Roach
                                                            -------------------
                                                            ALFRED J. ROACH

                                                                  Exhibit 24.01


                                POWER OF ATTORNEY



                KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Alfred J. Roach, Timothy J. Roach and Virginia M. Hall and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") covering 200,000 shares of Common Stock, par value $.01 per share ("Common Stock"), of TII Industries, Inc. (the "Company") which may be issued by the Company in connection with the Company's 1994 Non-Employee Director Stock Option Plan and any and all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that the undersigned's said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


November 30, 1995

                                                            /s/ Timothy J. Roach
                                                            --------------------
                                                            TIMOTHY J. ROACH

                                                                  Exhibit 24.01


                                POWER OF ATTORNEY



                KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Alfred J. Roach, Timothy J. Roach and Virginia M. Hall and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") covering 200,000 shares of Common Stock, par value $.01 per share ("Common Stock"), of TII Industries, Inc. (the "Company") which may be issued by the Company in connection with the Company's 1994 Non-Employee Director Stock Option Plan and any and all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that the undersigned's said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


November 30, 1995

                                                            /s/ Dorothy Roach
                                                            -------------------
                                                            DOROTHY ROACH

                                                                  Exhibit 24.01


                                POWER OF ATTORNEY



                KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Alfred J. Roach, Timothy J. Roach and Virginia M. Hall and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") covering 200,000 shares of Common Stock, par value $.01 per share ("Common Stock"), of TII Industries, Inc. (the "Company") which may be issued by the Company in connection with the Company's 1994 Non-Employee Director Stock Option Plan and any and all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that the undersigned's said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


November 30, 1995

                                                   /s/ William G. Sharwell
                                                   -----------------------
                                                     WILLIAM G. SHARWELL

                                                                  Exhibit 24.01


                                POWER OF ATTORNEY



                KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Alfred J. Roach, Timothy J. Roach and Virginia M. Hall and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") covering 200,000 shares of Common Stock, par value $.01 per share ("Common Stock"), of TII Industries, Inc. (the "Company") which may be issued by the Company in connection with the Company's 1994 Non-Employee Director Stock Option Plan and any and all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that the undersigned's said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


November 30, 1995

                                                     /s/ James R. Grover, Jr.
                                                     -------------------------
                                                         JAMES R. GROVER, JR.

                                                                  Exhibit 24.01


                                POWER OF ATTORNEY



                KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Alfred J. Roach, Timothy J. Roach and Virginia M. Hall and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") covering 200,000 shares of Common Stock, par value $.01 per share ("Common Stock"), of TII Industries, Inc. (the "Company") which may be issued by the Company in connection with the Company's 1994 Non-Employee Director Stock Option Plan and any and all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that the undersigned's said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


November 30, 1995

                                                       /s/ C. Bruce Barksdale
                                                       ----------------------
                                                           C. BRUCE BARKSDALE

                                                                  Exhibit 24.01


                                POWER OF ATTORNEY



                KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Alfred J. Roach, Timothy J. Roach and Virginia M. Hall and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") covering 200,000 shares of Common Stock, par value $.01 per share ("Common Stock"), of TII Industries, Inc. (the "Company") which may be issued by the Company in connection with the Company's 1994 Non-Employee Director Stock Option Plan and any and all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that the undersigned's said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


November 30, 1995

                                                       /s/ Joseph C. Hogan
                                                      ---------------------
                                                           JOSEPH C. HOGAN

                                                                  Exhibit 24.01


                                POWER OF ATTORNEY



                KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Alfred J. Roach, Timothy J. Roach and Virginia M. Hall and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") covering 200,000 shares of Common Stock, par value $.01 per share ("Common Stock"), of TII Industries, Inc. (the "Company") which may be issued by the Company in connection with the Company's 1994 Non-Employee Director Stock Option Plan and any and all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that the undersigned's said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


November 30, 1995

                                                      /s/ Timothy R. Graham
                                                      -------------------------
                                                          TIMOTHY R. GRAHAM

                                                                  Exhibit 24.01


                                POWER OF ATTORNEY



                KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Alfred J. Roach, Timothy J. Roach and Virginia M. Hall and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") covering 200,000 shares of Common Stock, par value $.01 per share ("Common Stock"), of TII Industries, Inc. (the "Company") which may be issued by the Company in connection with the Company's 1994 Non-Employee Director Stock Option Plan and any and all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that the undersigned's said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


November 30, 1995

                                                  /s/ Willaim J. Rouhana, Jr.
                                                  -----------------------------
                                                      WILLIAM J. ROUHANA, JR.